Offerings - Offering: 1	May 13, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	6.200% Notes due 2030
Amount Registered | shares	500,000,000
Maximum Aggregate Offering Price	$ 494,520,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 75,711.01
Offering Note	The pricing supplement to which this Exhibit is attached is a final prospectus for the related offering.